United
                    Continental
                    Income Fund,
                    Inc.

                    SEMIANNUAL
                    REPORT
                    ----------------------------------------
                    For the six months ended September 30, 1998


This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1998

Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%
Foreign Securities

Cash Reserves                           The use of cash reserves (often invested
                                        in money market securities) for
                                        defensive purposes is a strategy that
                                        may be utilized by the Continental
                                        Income Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the
                                        Prospectus.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Six Months Ended September 30, 1998
(Restated to reflect the 200% stock
dividend effected June 26, 1998.)
-------------------------------------------
DIVIDENDS PAID                    $0.21
                                  =====

NET ASSET VALUE ON
    9/30/98                      $ 7.78
    3/31/98                        8.32
                                 ------
CHANGE PER SHARE                 $(0.54)
                                 ======

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-98                     -2.65%          3.29%
5-year period ended 9-30-98                      9.22%         10.52%
10-year period ended 9-30-98                    11.01%         11.67%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1998, United Continental Income Fund, Inc. had net assets totaling $563,714,275 invested in a diversified portfolio of:

 47.28%  Common Stocks
 42.40%  Debt Securities
 10.32%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on September 30, 1998, your Fund owned:

 $32.42  United States Government Securities
  22.54  Manufacturing Stocks
  10.32  Cash and Cash Equivalents
   9.98  Corporate Debt Securities
   9.87  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.96  Finance, Insurance and Real Estate Stocks
   4.02  Wholesale and Retail Trade Stocks
   3.02  Miscellaneous Investing Institutions Stocks
   1.75  Services Stocks
   0.12  Mining Stocks

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.11%
 Kohl's Corporation*  ....................   160,000 $  6,240,000

Chemicals and Allied Products - 6.09%
 Dow Chemical Company (The)  .............    40,000    3,417,500
 Lilly (Eli) and Company  ................   100,000    7,831,250
 Novartis, AG (A)  .......................     3,500    5,612,038
 Pfizer Inc.  ............................   118,000   12,500,625
 Procter & Gamble Company (The)  .........    70,000    4,965,625
   Total .................................             34,327,038

Communication - 6.36%
 AT&T Corporation  .......................    90,000    5,259,375
 Cox Communications, Inc., Class A*  .....   100,000    5,462,500
 MediaOne Group, Inc.*  ..................   215,000    9,554,063
 SBC Communications Inc.  ................   350,000   15,553,125
   Total .................................             35,829,063

Depository Institutions - 1.65%
 BankAmerica Corporation  ................    63,542    3,820,463
 Comerica Incorporated  ..................   100,000    5,481,250
   Total .................................              9,301,713

Electric, Gas and Sanitary Services - 2.45%
 Houston Industries Incorporated  ........   240,000    7,470,000
 Unicom Corporation  .....................   170,000    6,353,750
   Total .................................             13,823,750

Electronic and Other Electric Equipment - 2.41%
 Emerson Electric Co.  ...................   100,000    6,225,000
 Texas Instruments Incorporated  .........    80,000    4,220,000
 U. S. Industries, Inc.  .................   210,000    3,163,125
   Total .................................             13,608,125

Food and Kindred Products - 1.93%
 General Mills, Inc.  ....................    80,000    5,600,000
 Ralston-Ralston Purina Group  ...........   180,000    5,265,000
   Total .................................             10,865,000

General Merchandise Stores - 1.65%
 Wal-Mart Stores, Inc.  ..................   170,000    9,286,250

Health Services - 1.75%
 Columbia/HCA Healthcare Corporation  ....   220,000    4,413,750
 Tenet Healthcare Corporation*  ..........   190,000    5,462,500
   Total .................................              9,876,250

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Holding and Other Investment Offices - 3.02%
 Berkshire Hathaway Inc., Class B*  ......     3,000 $  5,979,000
 LTC Properties, Inc.  ...................   393,900    6,868,631
 National Health Investors, Inc.  ........   133,930    4,151,830
   Total .................................             16,999,461

Industrial Machinery and Equipment - 1.01%
 EMC Corporation*  .......................   100,000    5,718,750

Instruments and Related Products - 0.45%
 St. Jude Medical, Inc.*  ................   110,000    2,543,750

Insurance Carriers - 3.26%
 Chubb Corporation (The)  ................    65,000    4,095,000
 Hartford Financial Services
   Group Inc. (The) ......................   224,000   10,626,000
 MGIC Investment Corporation  ............   100,000    3,687,500
   Total .................................             18,408,500

Miscellaneous Manufacturing Industries - 0.72%
 Mattel, Inc.  ...........................   145,000    4,060,000

Miscellaneous Retail - 1.26%
 Costco Companies, Inc.*  ................   150,000    7,106,250

Nondepository Institutions - 1.05%
 Freddie Mac  ............................   120,000    5,932,500

Oil and Gas Extraction - 0.12%
 Noble Affiliates, Inc.  .................    20,700      659,813

Petroleum and Coal Products - 3.38%
 British Petroleum Company
   p.l.c. (The), ADR .....................    66,048    5,762,688
 Mobil Corporation  ......................    75,000    5,695,312
 Royal Dutch Petroleum Company  ..........   160,000    7,620,000
   Total .................................             19,078,000

Primary Metal Industries - 0.60%
 British Steel plc, ADR  .................   185,000    3,364,687

Printing and Publishing - 4.09%
 Gannett Co., Inc.  ......................    95,000    5,088,438
 McGraw-Hill Companies, Inc. (The)  ......   100,000    7,925,000
 Meredith Corporation  ...................   150,000    4,800,000
 New York Times Company (The), Class A  ..   190,000    5,225,000
   Total .................................             23,038,438

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Rubber and Miscellaneous Plastics Products - 1.04%
 A. Schulman, Inc.  ......................   165,000 $  2,289,375
 Goodyear Tire & Rubber Company (The)  ...    60,000    3,082,500
 Vans, Inc.*  ............................    57,500      477,969
   Total .................................              5,849,844

Stone, Clay and Glass Products - 0.82%
 Newell Co.  .............................   100,000    4,606,250

Transportation Services - 1.06%
 Dial Corporation (The)  .................   290,000    5,981,250

TOTAL COMMON STOCKS - 47.28%                         $266,504,682
 (Cost: $222,834,460)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.45%
 American Home Products Corporation,
   7.9%, 2-15-2005 .......................    $2,250    2,570,850

Communication - 1.29%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-2003 (B) ...................     3,000    3,037,500
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................     2,565    2,824,085
 Southwestern Bell Telephone Company,
   5.77%, 10-14-2003 .....................     1,350    1,395,994
   Total .................................              7,257,579

Depository Institutions - 0.42%
 Wachovia Corporation,
   6.25%, 8-4-2008 .......................     2,250    2,364,480

Electric, Gas and Sanitary Services - 0.32%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-2008 ......................     1,750    1,804,775

Electronic and Other Electric Equipment - 0.58%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    3,257,375

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Fabricated Metal Products - 0.59%
 Mark IV Industries, Inc., Convertible,
   4.75%, 11-1-2004, (B) .................   $ 4,000 $  3,340,000

Food and Kindred Products - 0.87%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................     4,500    4,884,165

General Merchandise Stores - 0.42%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,360,385

Health Services - 0.33%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (B) ...................     3,000    1,886,250

Miscellaneous Manufacturing Industries - 0.42%
 Tyco International Group S.A.,
   6.375%, 6-15-2005 .....................     2,250    2,371,635

Nondepository Institutions - 2.69%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,070,980
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    8,059,870
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,090,030
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................       939      943,256
   Total .................................             15,164,136

Personal Services - 0.57%
 Equity Corporation International,
   Convertible,
   4.5%, 12-31-2004 (B) ..................     3,000    3,210,000

Transportation by Air - 0.66%
 Southwest Airlines Co.,
   7.875%, 9-1-2007 ......................     3,300    3,743,718

Wholesale Trade - Nondurable Goods - 0.37%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........     2,588    2,067,625

TOTAL CORPORATE DEBT SECURITIES - 9.98%             $  56,282,973
 (Cost: $55,693,677)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 2,260 $  2,321,135
   6.0%, 6-25-2007 .......................     3,000    3,056,250
   6.51%, 5-6-2008 .......................     6,750    7,179,233
   8.25%, 6-1-2008 .......................       373      387,417
   6.19%, 7-7-2008 .......................     4,500    4,720,770
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................        75       80,171
   9.0%, 8-15-2016 .......................       268      287,229
   9.0%, 10-15-2016 ......................       680      728,447
   9.0%, 11-15-2016 ......................       239      255,966
   9.0%, 1-15-2017 .......................        62       66,378
   9.0%, 3-15-2017 .......................       221      237,383
   9.0%, 4-15-2017 .......................       210      225,320
   9.0%, 7-15-2017 .......................       116      124,114
   6.5%, 8-15-2028 .......................    10,090   10,314,251
 United States Treasury:
   5.5%, 2-28-99 .........................     7,000    7,022,960
   7.125%, 2-29-2000 .....................     6,000    6,214,680
   8.875%, 5-15-2000 .....................    17,000   18,163,480
   8.0%, 5-15-2001 .......................    23,000   25,041,250
   6.375%, 8-15-2002 .....................    12,000   12,849,360
   7.5%, 2-15-2005 .......................    33,000   38,599,770
   7.25%, 5-15-2016 ......................     8,500   10,550,625
   6.25%, 8-15-2023 ......................    30,000   34,335,900

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.42%   $182,762,089
 (Cost: $171,804,101)

TOTAL SHORT-TERM SECURITIES - 9.72%                  $ 54,806,789
 (Cost: $54,806,789)

TOTAL INVESTMENT SECURITIES - 99.40%                 $560,356,533
 (Cost: $505,139,027)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.60%       3,357,742

NET ASSETS - 100.00%                                 $563,714,275

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1998


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the value of these securities amounted to $11,473,750 or 2.04% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $560,357
   Cash ............................................            1
 Receivables:
   Dividends and interest ..........................        3,999
   Fund shares sold ................................          529
 Prepaid insurance premium  ........................           23
                                                         --------
    Total assets  ..................................      564,909
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................          968
 Accrued service fee (Note 2)  .....................          117
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           85
 Accrued management fee (Note 2)  ..................            9
 Accrued accounting services fee (Note 2)  .........            6
 Accrued distribution fee (Note 2)  ................            1
 Other  ............................................            9
                                                         --------
    Total liabilities  .............................        1,195
                                                         --------
      Total net assets .............................     $563,714
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 72,467
   Additional paid-in capital ......................      400,348
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          631
   Accumulated undistributed net realized gain
    on investment transactions  ....................       35,050
   Net unrealized appreciation in value of
    investments  ...................................       55,218
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $563,714
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $7.78
 Class Y  ..........................................        $7.78
Capital shares outstanding
 Class A  ..........................................       71,080
 Class Y  ..........................................        1,387
Capital shares authorized ..........................      200,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization........................     $  7,521
   Dividends .......................................        3,357
                                                         --------
    Total income  ..................................       10,878
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        1,618
   Service fee - Class A ...........................          760
   Transfer agency and dividend
    disbursing - Class A  ..........................          419
   Accounting services fee .........................           35
   Custodian fees ..................................           18
   Audit fees ......................................           10
   Distribution fees - Class A .....................            9
   Shareholder servicing - Class Y .................            9
   Legal fees ......................................            5
   Other ...........................................           80
                                                         --------
    Total expenses  ................................        2,963
                                                         --------
      Net investment income ........................        7,915
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       25,263
 Realized net loss on foreign
   currency transactions ...........................          (19)
                                                         --------
   Realized net gain on investments ................       25,244
 Unrealized depreciation in value of investments
   during the period ...............................      (64,883)
                                                         --------
    Net loss on investments  .......................      (39,639)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................     $(31,724)
                                                         ========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1998         1998
Increase (Decrease) in Net Assets       ------------ ------------
Operations:
   Net investment income ...............    $  7,915     $ 16,284
   Realized net gain on investments ....      25,244       49,742
   Unrealized appreciation (depreciation)    (64,883)      60,305
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ........     (31,724)     126,331
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................      (7,628)     (16,306)
    Class Y  ...........................        (157)        (256)
   Realized gains on securities transactions:
    Class A  ...........................         ---      (53,686)
    Class Y  ...........................         ---         (827)
                                            --------     --------
                                              (7,785)     (71,075)
                                            --------     --------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (2,767,794 and 1,395,794
      shares, respectively) ............      22,677       34,176
    Class Y (198,910 and 148,864
      shares, respectively) ............       1,636        3,659
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (920,037 and 2,894,602
      shares, respectively) ............       7,304       67,675
    Class Y (19,755 and 46,351
      shares, respectively) ............         156        1,084
   Payments for shares redeemed:
    Class A (4,624,152 and 2,618,993
      shares, respectively).............     (37,833)     (64,317)
    Class Y (127,963 and 39,543
      shares, respectively) ............      (1,037)        (967)
                                            --------     --------
    Net increase (decrease) in net
    assets resulting from capital
      share transactions................      (7,097)      41,310
                                            --------     --------
      Total increase (decrease) ........     (46,606)      96,566
Net Assets
 Beginning of period  ..................     610,320      513,754
                                            --------     --------
 End of period, including undistributed
   net investment income of $631 and
   $520, respectively...................    $563,714     $610,320
                                            ========     ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9/30/98    1998   1997    1996   1995    1994
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $8.32   $7.57  $8.00   $6.95  $6.89   $6.82
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.22    0.24   0.24    0.24   0.23    0.23
 Net realized and
   unrealized gain (loss)
   on investments ..  (0.55)   1.58   0.22    1.35   0.20    0.20
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......  (0.33)   1.82   0.46    1.59   0.43    0.43
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.21)  (0.24) (0.24)  (0.23) (0.23)  (0.23)
 From capital gains   (0.00)  (0.83) (0.65)  (0.31) (0.14)  (0.13)
                      -----   -----  -----   -----  -----   -----
Total
 distributions  ....  (0.21)  (1.07) (0.89)  (0.54) (0.37)  (0.36)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $7.78   $8.32  $7.57   $8.00  $6.95   $6.89
                      =====   =====  =====   =====  =====   =====
Total return** .....  -5.26%  25.20%  5.88%  23.29%  6.39%   6.40%
Net assets, end of
 period (in
 millions)  ........   $553    $599   $508    $502   $433    $413
Ratio of expenses to
 average net assets    1.00%***0.91%  0.93%   0.89%  0.89%   0.81%
Ratio of net investment
 income to average net
 assets  ...........   2.65%***2.88%  3.01%   3.06%  3.37%   3.29%
Portfolio turnover
 rate  .............  22.29%  55.46% 40.29%  41.34% 41.30%  41.01%

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                    For the   For the fiscal      For the
                        six   year ended           period
                     months    March 31,          from 1/4/96**
                      ended --------------        through
                    9/30/98    1998   1997        3/31/96
                    -------  ------ ------        --------
Net asset value,
 beginning of period  $8.33   $7.57  $8.00          $7.78
                      -----   -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.23    0.26   0.26           0.03
 Net realized and
   unrealized gain (loss)
   on investments ..  (0.55)   1.58   0.21           0.25
                      -----   -----  -----          -----
Total from investment
 operations  .......  (0.32)   1.84   0.47           0.28
                      -----   -----  -----          -----
Less distributions:
 From net investment
   income ..........  (0.23)  (0.26) (0.26)         (0.06)
 From capital gains   (0.00)  (0.82) (0.64)         (0.00)
                      -----   -----  -----          -----
Total distributions   (0.23)  (1.08) (0.90)         (0.06)
                      -----   -----  -----          -----
Net asset value,
 end of period  ....  $7.78   $8.33  $7.57          $8.00
                      =====   =====  =====          =====
Total return .......  -5.21%  25.43%  6.07%          3.53%
Net assets, end of
 period (in
 millions)  ........    $11     $11     $6             $6
Ratio of expenses
 to average net
 assets  ...........   0.73%***0.75%  0.75%          0.80%***
Ratio of net
 investment income
 to average net
 assets  ...........   2.92%***3.01%  3.20%          3.35%***
Portfolio
 turnover rate  ....  22.29%  55.46% 40.29%         41.34%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $749,370, out of which W&R paid sales commissions of $431,313 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $10,335, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $65,885,198 while proceeds from maturities and sales aggregated $166,406,250. Purchases of short-term securities and U.S Government securities aggregated $476,218,774 and $54,424,981, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $438,805,803 and $619,484, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $505,139,027, resulting in net unrealized appreciation of $55,217,506, of which $77,540,202 related to appreciated securities and $22,322,696 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $49,642,762 during the year ended March 31, 1998, of which a portion was paid to shareholders during the period ended March 31, 1998. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Note 6 -- Stock Dividend

     The Fund's Board of Directors approved on February 11, 1998 a stock dividend of 200% effected on June 26, 1998. Authorized shares of the Fund were accordingly increased by 100,000,000 shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the fiscal year ended March 31, 1998, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004SA(9-98)

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